EXHIBIT 23.9

                          CONSENT OF RICHARD CHOJNOWSKI





       The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him in the Joint Proxy Statement/Prospectus of NBT Bancorp Inc. and Pioneer American Holding Company Corp., which is part of the Registration Statement on Form S-4 of NBT Bancorp Inc. under the circumstances described therein.


                                                /s/ Richard Chojnowski

February 22, 2000